                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 13, 1996
                                                         ---------------

                        Physicians Resource Group, Inc.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  1-13778                 76-0456864
      ---------------             -----------            ------------------
(State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)           File Number)           Identification No.)


      Three Lincoln Centre, Suite 1540, 5430 LBJ Freeway, Dallas, TX 75240
- -------------------------------------------------------------------------------
               (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code  (214) 982-8200
                                                          ---------------------

ITEM 5. OTHER EVENTS

        Between February 14, 1996 and April 16, 1996, Physicians Resource Group, Inc., a Delaware corporation (the "Company") acquired all of the assets (by asset purchases, stock purchases or merger) of Medical and Surgical Eye Associates, P.A. (the "Burlingame Acquisition"), Daniel I. Goldman, M.D.P.A. (the "Goldman Acquisition"), The Clariday Eye Center, P.A. (the "Clariday Acquisition") and Rudolf Churner, M.D.P.A. (the "Churner Acquisition"). The consummation of the Goldman Acquisition and the Clariday Acquisition were previously reported on the Company's Current Report on Form 8-K dated February 14, 1996.

        The Company is filing this Current Report on Form 8-K in order to voluntarily file financial statements relating to the practices so acquired as more particularly described in Item 7 hereto.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) The audited combined balance sheet of Physicians Resource Group, Inc. - Sundry Acquisition Practices as of December 31, 1995, and the related combined statements of earnings, owners' equity and cash flows for the year then ended, which are attached hereto as Annex A, are voluntarily being filed herewith in order to permit their incorporation by reference.

        (b)  Exhibits.

Exhibit No.                           Description
- ----------                            -----------

        2.1     -       Agreement and Plan of Reorganization by and among PRG
                        Texas Acquisition Corporation III, Inc., Physicians
                        Resource Group, Inc., Daniel I. Goldman, M.D., P.A.
                        and Daniel I. Goldman, M.D. dated December 7, 1995.(1)

        2.2     -       First Amendment to Agreement and Plan of Reorganization
                        by and among Texas PRG I, Inc., a Delaware corporation
                        (f/k/a PRG Texas Acquisition Corporation I, Inc.), PRG
                        Texas Acquisition Corporation III, Inc., Physicians
                        Resource Group, Inc., Daniel I. Goldman, M.D., P.A. and
                        Daniel I. Goldman, M.D. dated February 14, 1996.(2)

        2.3     -       Agreement and Plan of Reorganization by and among PRG
                        Texas Acquisition Corporation II, Inc., Physicians
                        Resource Group, Inc., The Clariday Eye Center, P.A. and
                        Gregory T. Clariday, M.D. dated December 7, 1995.(1)

        2.4     -       First Amendment to Agreement and Plan of Reorganization
                        by and among Texas PRG I, Inc., a Delaware corporation
                        (f/k/a PRG Texas Acquisition Corporation I, Inc.), PRG
                        Texas Acquisition Corporation II, Inc., Physicians
                        Resource Group, Inc., The Clariday Eye Center, P.A. and
                        Gregory T. Clariday, M.D. dated February 14, 1996.(2)

        4.1     -       Restated Certificate of Incorporation of Physicians
                        Resource Group, Inc.(3)

        4.2     -       Certificate of Designations, Preferences, Rights and
                        Limitations of Class A Preferred Stock of Physicians
                        Resource Group, Inc.(3)

        4.3     -       Third Amended and Restated Bylaws of Physicians
                        Resource Group, Inc.(4)

        4.4     -       Form of Warrant Certificate.(3)

        4.5     -       Rights Agreement dated as of April 19, 1996 between
                        Physicians Resource Group, Inc. and Chemical Mellon
                        Shareholder Services.(5)

        4.6     -       Form of certificate evidencing ownership of Common
                        Stock of Physicians Resource Group, Inc.(3)

       23.1     -       Consent of Arthur Andersen LLP(6)

- ------------------------

        (1)     -       Previously filed as an exhibit to the Company's
                        Registration Statement on Form S-4 (No. 333-00230) and incorporated herein by reference.

        (2)     -       Previously filed as an exhibit to the Company's Current
                        Report on Form 8-K filed February 29, 1996, and incorporated herein by reference.

        (3)     -       Previously filed as an exhibit to the Company's
                        Registration Statement on Form S-1 (No. 33-91440) and incorporated herein by reference.

        (4)     -       Previously filed as an exhibit to the Company's Annual
                        Report on Form 10-K for the year ended December 31, 1995, and incorporated herein by reference.

        (5)     -       Previously filed as an exhibit to the Company's
                        Registration Statement on Form S-1 (No. 333-3852) and incorporated herein by reference.

        (6)     -       Filed herewith.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PHYSICIANS RESOURCE GROUP, INC.



Date: August 13, 1996                   By: /s/ John N. Bingham
                                           ---------------------------------
                                            John N. Bingham,
                                            Vice President, Controller
                                            and Chief Accounting Officer

PHYSICIANS RESOURCE GROUP, INC. -
SUNDRY ACQUISITION PRACTICES

Combined Financial Statements
As Of December 31, 1995

Together With Report Of Independent Public Accountants

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors and Shareholders of Physicians Resource Group, Inc.:

We have audited the accompanying combined balance sheet of Physicians Resource Group, Inc. - Sundry Acquisition Practices (as identified in Note 1) as of December 31, 1995, and the related combined statements of earnings, owners' equity and cash flows for the year then ended. These financial statements are the responsibility of the Physicians Resource Group, Inc. - Sundry Acquisition Practices management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Physicians Resource Group, Inc.
- - Sundry Acquisition Practices as of December 31, 1995, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.





Dallas, Texas
   August 9, 1996

         PHYSICIANS RESOURCE GROUP, INC. - SUNDRY ACQUISITION PRACTICES


                            COMBINED BALANCE SHEETS



                                                                               DECEMBER 31,      MARCH 31,
                             ASSETS                                                 1995            1996
                                                                            -----------------------------------
                                                                                                 (UNAUDITED)
CURRENT ASSETS:
   Cash and cash equivalents                                                   $     32,837     $   107,516
   Accounts receivable, less allowance for contractual
       adjustments and bad debts of approximately $704,000
       and $322,000 at December 31, 1995 and March 31, 1996 (unaudited)             920,720          391,356
   Inventories                                                                       12,211           12,211
   Prepaid expenses and other current assets                                         49,716           35,772
                                                                               ------------     ------------

                 Total current assets                                             1,015,484          546,855

PROPERTY AND EQUIPMENT, net                                                         415,823          434,840

OTHER ASSETS                                                                         5,583          128,700
                                                                               ------------     ------------

                 Total assets                                                  $  1,436,890     $  1,110,395
                                                                               ============     ============

                   LIABILITIES AND OWNERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable and accrued expenses                                       $     69,376     $     37,462
   Accrued salaries and benefits                                                     63,983           54,571
   Current portion of long-term debt                                                 44,864           70,690
                                                                               ------------     ------------

                 Total current liabilities                                          178,223          162,723

LONG-TERM DEBT, net of current portion                                                 -             158,635
                                                                               ------------     ------------

                 Total liabilities                                                  178,223          321,358

OWNERS' EQUITY                                                                    1,258,667          789,037
                                                                               ------------     ------------

                 Total liabilities and owners' equity                          $  1,436,890     $  1,110,395
                                                                               ============     ============



              The accompanying notes are an integral part of these
                         combined financial statements.

         PHYSICIANS RESOURCE GROUP, INC. - SUNDRY ACQUISITION PRACTICES


                        COMBINED STATEMENTS OF EARNINGS



                                                                                 FOR THE THREE MONTHS ENDED
                                                         FOR THE YEAR ENDED              MARCH 31,
                                                            DECEMBER 31,         ---------------------------
                                                               1995                 1995             1996
                                                         -----------------       -----------      ----------
                                                                                       (UNAUDITED)
MEDICAL SERVICE REVENUES, net                              $  6,626,205          $ 1,698,191      $1,186,402

COSTS AND EXPENSES:
   Compensation to physician owners                           3,612,097              514,095         552,356
   Salaries, wages, and benefits                              1,321,156              331,435         287,322
   Pharmaceuticals and supplies                                 260,458               58,434          35,424
   General and administrative expenses                        1,098,291              242,199         185,372
   Depreciation and amortization                                174,947               36,728          36,037
   Interest expense                                                  75                  289           5,257
                                                           ------------          -----------      ----------

                 Total costs and expenses                     6,467,024            1,183,180       1,101,768
                                                           ------------          -----------      ----------

                 Income from operations                         159,181              515,011          84,634
                                                           ------------          -----------      ----------

GAIN ON SALE OF NET ASSETS                                      -                    -             3,927,296
                                                           ------------          -----------      ----------

                 Net earnings                              $    159,181          $   515,011      $4,011,930
                                                           ============          ===========      ==========

SUPPLEMENTAL DISCLOSURE:

   Combined compensation to and net earnings
      of physician owners                                  $  3,771,278          $ 1,029,106      $4,564,286
                                                           ============          ===========      ==========



              The accompanying notes are an integral part of these
                         combined financial statements.

         PHYSICIANS RESOURCE GROUP, INC. - SUNDRY ACQUISITION PRACTICES


                     COMBINED STATEMENTS OF OWNERS' EQUITY



BALANCE, December 31, 1994                                                                      $ 1,099,486
    Net earnings                                                                                    159,181
                                                                                                -----------
BALANCE, December 31, 1995                                                                        1,258,667
    Net earnings (unaudited)                                                                      4,011,930
    Distributions to owners (unaudited)                                                          (4,481,560)
                                                                                                -----------
BALANCE, March 31, 1996 (unaudited)                                                             $   789,037
                                                                                                ===========





              The accompanying notes are an integral part of these
                         combined financial statements.

         PHYSICIANS RESOURCE GROUP, INC. - SUNDRY ACQUISITION PRACTICES


                       COMBINED STATEMENTS OF CASH FLOWS



                                                                                           FOR THE THREE MONTHS ENDED
                                                                    FOR THE YEAR ENDED             MARCH 31,
                                                                      DECEMBER 31,        ------------------------------
                                                                           1995              1995               1996
                                                                       -----------        -----------       ------------
                                                                                                   (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net earnings                                                        $   159,181        $   515,011       $  4,011,930
   Adjustments to reconcile net earnings to net cash
       provided by operating activities-
          Depreciation and amortization                                    174,947             36,728             36,037
          Gain on sale of net assets                                          -                  -            (3,927,296)
              Changes in assets and liabilities-
              (Increase) decrease in-
                 Accounts receivable, net                                 (164,080)           (97,199)           134,024
                 Inventories                                                 1,744               (500)              -
                 Prepaid expenses and other current
                     assets                                                  1,587             21,529             13,194
              Increase (decrease) in-
                 Accounts payable and accrued expenses                        (412)           (33,386)           (63,596)
                 Accrued salaries and benefits                              (6,432)            62,938             22,866
                                                                       -----------        -----------       ------------
                   Net cash provided by operating activities               166,535            505,121            227,159
                                                                       -----------        -----------       ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of property and equipment                                    (138,390)           (18,730)          (148,420)
   Additions to other assets                                                  -                  -              (125,000)
   Proceeds from sale of net assets                                           -                  -               743,784
                                                                       -----------        -----------       ------------
          Net cash provided by (used in) investing activities             (138,390)           (18,730)           470,364
                                                                       -----------        -----------       ------------


CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from long-term debt                                             46,055             20,055            209,826
   Repayment of long-term debt                                             (58,155)           (35,259)           (16,501)
   Distributions to owners                                                    -                  -              (816,169)
                                                                       -----------        -----------       ------------
                 Net cash used in financing activities                     (12,100)           (15,204)          (622,844)
                                                                       -----------        -----------       ------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                   16,045            471,187             74,679
CASH AND CASH EQUIVALENTS, beginning of period                              16,792             16,792             32,837
                                                                       -----------        -----------       ------------
CASH AND CASH EQUIVALENTS, end of period                               $    32,837        $   487,979       $    107,516
                                                                       ===========        ===========       ============

SUPPLEMENTAL DISCLOSURE:
   Noncash distributions to owners                                     $      -           $      -          $  3,665,392



              The accompanying notes are an integral part of these
                         combined financial statements.

         PHYSICIANS RESOURCE GROUP, INC. - SUNDRY ACQUISITION PRACTICES


                     NOTES TO COMBINED FINANCIAL STATEMENTS



1.  BUSINESS, ORGANIZATION AND BASIS OF PRESENTATION:

    The accompanying combined financial statements of Physicians Resource Group, Inc. - Sundry Acquisition Practices (the Companies) include four entities in the practice of ophthalmic medical care acquired by Physicians Resource Group, Inc. (PRG) in February and April of 1996. The Companies are comprised of several legal entities and conduct business as Medical and Surgical Eye Associates, P.A., Rudolf Churner, M.D., P.A., Daniel I. Goldman, M.D., P.A., and The Clariday Eye Center, P.A. The Companies are based in Texas.

    The accompanying combined financial statements have been prepared on the accrual basis of accounting. These combined financial statements have been prepared to show the operations and financial position of the Companies, a portion of whose assets and operations were acquired by PRG. The supplemental caption on the statements of earnings, "Combined compensation to and net earnings of physician owners," reflects the total earnings available to the physician owners for each period.

    The combined financial statements of the Companies are prepared as supplemental information about the entities to which PRG will provide management services following consummation of the acquisitions. The Companies previously operated as separate independent entities.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

ACCOUNTS RECEIVABLE

    Accounts receivable consist primarily of receivables from patients, insurers, government programs and other third-party payors for medical services provided by physicians. Such amounts are reduced by an allowance for contractual adjustments and other uncollectible amounts. Contractual adjustments result from the differences between the rates charged by the physicians for services performed and the amounts allowed by Medicare and Medicaid programs and other public and private insurers.

INVENTORIES

    Inventories consist primarily of medical and surgical supplies and are valued at the lower of cost or market, with cost determined using the first-in, first-out (FIFO) method.

PROPERTY AND EQUIPMENT

    Property and equipment is stated at cost. Depreciation of property and equipment is calculated using straight-line and accelerated methods over the estimated useful lives of the assets ranging from 3 to 10 years. Routine maintenance and repairs are charged to expense as incurred, while costs of betterments and renewals are capitalized.

OWNERS' EQUITY

    Owners' equity includes common stock, additional paid-in capital, and retained earnings of the Companies.

        PHYSICIANS RESOURCE GROUP, INC. - SUNDRY ACQUISITION PRACTICES

INCOME TAXES

    Certain of the Companies are S corporations; accordingly, income taxes are the responsibility of the respective owners. The remainder of the Companies are taxable corporations which historically have not incurred significant tax liabilities for federal or state income taxes. Compensation to the owners has traditionally reduced taxable income to nominal levels. Because of this practice, provisions for income taxes and deferred tax assets and liabilities of the taxable entities are not reflected in these combined financial statements. Accordingly, the accompanying combined financial statements do not include a provision for income taxes.

REVENUES

   Medical service revenues are accounted for in the period in which the services are provided. The revenues are reported at the estimated realizable amounts from patients, third-party payors and others. Provisions for estimated third-party payor adjustments are estimated and recorded in the period the related services are provided. Any adjustment to the amounts recorded are recorded in the period in which the revised amount is determined. A significant portion of the Companies' medical service revenues are related to Medicare and other governmental programs. Medicare and other governmental programs reimburse physicians based on fee schedules which are determined by the related governmental agency. Additionally, the Companies participate in agreements with managed care organizations to provide service at negotiated rates or for capitated payments.

NEW ACCOUNTING PRONOUNCEMENT

   The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of." Adoption of this standard is required for financial statements for fiscal years beginning after December 15, 1995. Earlier application is encouraged. The Companies do not expect the new standard to have a material effect on the Companies' results of operations or financial position.

CONCENTRATION OF CREDIT RISK

   The Companies extend credit to patients covered by programs such as Medicare and Medicaid and private insurers. The Companies manage credit risk with the various public and private insurance providers, as appropriate. Allowances for doubtful accounts are recognized for potential losses, where appropriate.

        PHYSICIANS RESOURCE GROUP, INC. - SUNDRY ACQUISITION PRACTICES

3.  PROPERTY AND EQUIPMENT:

    Property and equipment consists of the following:

                                                                    DECEMBER 31,
                                                                        1995
                                                                   -------------
    Equipment                                                      $ 1,171,639
    Furniture and fixtures                                             337,750
    Leasehold improvements                                              69,046
                                                                   -----------

                 Total property and equipment                        1,578,435


    Less- Accumulated depreciation and amortization                 (1,162,612)
                                                                   -----------

                 Property and equipment, net                       $   415,823
                                                                   ===========

4.  NOTES PAYABLE:

    The Companies had notes payable with certain banks at December 31, 1995. The notes call for monthly interest payments with the entire principal due in 1996. The notes bear interest at 3.9% and 9.5%.

5.  COMMITMENTS AND CONTINGENCIES:

    The Companies are insured with respect to medical malpractice risks on a claims-made basis. In the normal course of business, the Companies have been named in various lawsuits. In the opinion of Companies' managements, final settlement, if any, due as a result of the litigation is not expected to be material to the operating results or the financial position of the Companies.

6.  RELATED-PARTY TRANSACTIONS:

    The Companies lease primary office space and equipment from certain entities which include owners. Rent expense under related-party operating leases amounted to $390,000 for the year ended December 31, 1995.

7.  DISCLOSURES ABOUT THE FAIR VALUE OF FINANCIAL INSTRUMENTS:

    Statement of Financial Accounting Standards No. 107 requires all entities to disclose the fair value of certain financial instruments in their financial statements. Accordingly, the carrying amount of accounts receivable, accounts payable, accrued expenses, and notes payable approximates fair value due to the short maturity of these instruments.

8.  USE OF ESTIMATES:

    The preparation of combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        PHYSICIANS RESOURCE GROUP, INC. - SUNDRY ACQUISITION PRACTICES

9.  SUBSEQUENT EVENTS:

    On February 14, 1996, two of the Companies sold substantially all of their net assets to PRG, in exchange for 175,008 shares of PRG common stock and $743,784 cash. A gain of approximately $4,000,000 was recognized based on the excess of the fair value of PRG shares and cash received over the net book value of the net assets sold.

    On April 16, 1996, the two remaining Companies sold substantially all of their net assets to PRG, in exchange for 132,786 shares of PRG common stock.

    In conjunction with the sale of net assets, certain physician owners of the Companies entered into long-term agreements to lease office space and equipment to PRG.

    In January 1996, one of the Companies acquired a new office location in Gainesville, Texas. The acquisition included certain equipment and other assets and was financed from the proceeds of a $175,000 bank note.

10. UNAUDITED COMBINED FINANCIAL INFORMATION:

    The unaudited combined financial statements for the periods ended March 31, 1995 and March 31, 1996 are prepared pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). The accompanying unaudited financial statements reflect, in the opinion of management, all adjustments necessary for the fair presentation of the unaudited combined financial statements. All such adjustments are of a normal and recurring nature.

                                 EXHIBIT INDEX

Exhibit No.                           Description
- ----------                            -----------

        2.1     -       Agreement and Plan of Reorganization by and among PRG
                        Texas Acquisition Corporation III, Inc., Physicians
                        Resource Group, Inc., Daniel I. Goldman, M.D., P.A.
                        and Daniel I. Goldman, M.D. dated December 7, 1995.(1)

        2.2     -       First Amendment to Agreement and Plan of Reorganization
                        by and among Texas PRG I, Inc., a Delaware corporation
                        (f/k/a PRG Texas Acquisition Corporation I, Inc.), PRG
                        Texas Acquisition Corporation III, Inc., Physicians
                        Resource Group, Inc., Daniel I. Goldman, M.D., P.A. and
                        Daniel I. Goldman, M.D. dated February 14, 1996.(2)

        2.3     -       Agreement and Plan of Reorganization by and among PRG
                        Texas Acquisition Corporation II, Inc., Physicians
                        Resource Group, Inc., The Clariday Eye Center, P.A. and
                        Gregory T. Clariday, M.D. dated December 7, 1995.(1)

        2.4     -       First Amendment to Agreement and Plan of Reorganization
                        by and among Texas PRG I, Inc., a Delaware corporation
                        (f/k/a PRG Texas Acquisition Corporation I, Inc.), PRG
                        Texas Acquisition Corporation II, Inc., Physicians
                        Resource Group, Inc., The Clariday Eye Center, P.A. and
                        Gregory T. Clariday, M.D. dated February 14, 1996.(2)

        4.1     -       Restated Certificate of Incorporation of Physicians
                        Resource Group, Inc.(3)

        4.2     -       Certificate of Designations, Preferences, Rights and
                        Limitations of Class A Preferred Stock of Physicians
                        Resource Group, Inc.(3)

        4.3     -       Third Amended and Restated Bylaws of Physicians
                        Resource Group, Inc.(4)

        4.4     -       Form of Warrant Certificate.(3)

        4.5     -       Rights Agreement dated as of April 19, 1996 between
                        Physicians Resource Group, Inc. and Chemical Mellon
                        Shareholder Services.(5)

        4.6     -       Form of certificate evidencing ownership of Common
                        Stock of Physicians Resource Group, Inc.(3)

       23.1     -       Consent of Arthur Andersen LLP(6)

- ------------------------

        (1)     -       Previously filed as an exhibit to the Company's
                        Registration Statement on Form S-4 (No. 333-00230) and incorporated herein by reference.

        (2)     -       Previously filed as an exhibit to the Company's Current
                        Report on Form 8-K filed February 29, 1996, and incorporated herein by reference.

        (3)     -       Previously filed as an exhibit to the Company's
                        Registration Statement on Form S-1 (No. 33-91440) and incorporated herein by reference.

        (4)     -       Previously filed as an exhibit to the Company's Annual
                        Report on Form 10-K for the year ended December 31, 1995, and incorporated herein by reference.

        (5)     -       Previously filed as an exhibit to the Company's
                        Registration Statement on Form S-1 (No. 333-3852) and incorporated herein by reference.

        (6)     -       Filed herewith.




                                       3